                                 SCHEDULE 14A
                                (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            Hallmark Capital Corp.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

        (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                     [HALLMARK CAPITAL CORP. LETTERHEAD]





                                                              September 19, 1997




Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Hallmark Capital Corp. (the "Company"), the holding company for West Allis Savings Bank (the "Bank"), which will be held on Thursday, October 30, 1997, at 7:00 p.m., Milwaukee, Wisconsin time, at the Pettit National Ice Center, Hall of Fame Room, 500 South 84th Street, West Allis, Wisconsin 53214.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be conducted at the Annual Meeting. We also have enclosed a copy of the Company's Summary Annual Report and Annual Report on Form 10-K for the fiscal year ended June 30, 1997. Directors and officers of the Company, as well as representatives of KPMG Peat Marwick LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have.

     The vote of every shareholder is important to us. Please sign and return the enclosed appointment of proxy form ("Proxy") promptly in the postage-paid envelope provided, regardless of whether you are able to attend the Annual Meeting in person. If you attend the Annual Meeting, you may vote in person even if you have already mailed your Proxy.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your continued support.




                                           Sincerely yours,




                                           /S/ James D. Smessaert
                                           -------------------------------------
                                           James D. Smessaert
                                           President and Chief Executive Officer

                            HALLMARK CAPITAL CORP.
                                [LETTERHEAD]


                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 30, 1997
                   ----------------------------------------

TO THE HOLDERS OF COMMON STOCK OF HALLMARK CAPITAL CORP.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Hallmark Capital Corp. (the "Company") will be held on Thursday, October 30, 1997, at 7:00 p.m., Milwaukee, Wisconsin time, at the Pettit National Ice Center, Hall of Fame Room, 500 South 84th Street, West Allis, Wisconsin 53214.

     The Annual Meeting is for the purpose of considering and voting upon the following matters, all of which are set forth more completely in the accompanying Proxy Statement:

     1. The election of one director for a three-year term, and until his successor is elected and qualified;

     2. The approval of an amendment to the Hallmark Capital Corp. 1993 Incentive Stock Option Plan;

     3. The approval of an amendment to the Hallmark Capital Corp. 1993 Stock Option Plan for Outside Directors;

     4. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending June 30, 1998; and

     5. Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other such business.

     The Board of Directors has established September 12, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

                                BY ORDER OF THE BOARD OF DIRECTORS,

                                /S/ Peter A. Gilbert
                                -------------------------
West Allis, Wisconsin           Peter A. Gilbert
September 19, 1997              Executive Vice President and Corporate Secretary


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM PROMPTLY IN THE ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                     [HALLMARK CAPITAL CORP. LETTERHEAD]



                          -------------------------
                               PROXY STATEMENT
                          -------------------------


                        ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 30, 1997
                   ---------------------------------------


     This Proxy Statement is being furnished to holders of common stock, $1.00 par value per share (the "Common Stock") of Hallmark Capital Corp. (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, October 30, 1997, at 7:00 p.m., Wisconsin time, at the Pettit National Ice Center, 500 South 84th Street, West Allis, Wisconsin and at any adjournments or postponements thereof.

     The 1997 Summary Annual Report to Shareholders and the Company's Annual Report on Form 10-K, including the consolidated financial statements for the fiscal year ended June 30, 1997, accompanies this Proxy Statement and appointment of proxy form (the "Proxy"), which are first being mailed to shareholders on or about September 19, 1997.

     Only shareholders of record as of the close of business on September 12, 1997 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,442,950 shares of Common Stock outstanding and entitled to vote, and the Company had no other class of securities outstanding.

     The presence, in person or by Proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. As to the election of directors, the Proxy being provided by the Board of Directors enables a director to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under the Wisconsin Business Corporation Law, directors are elected by a plurality of the votes cast with a quorum present and shareholders do not have the right to cumulate their votes for the election of directors unless the articles of incorporation provide otherwise. The Company's Articles of Incorporation do not provide cumulative voting rights for the election of directors. The affirmative vote of at least a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is necessary to approve the amendment to the Hallmark Capital Corp. 1993 Incentive Stock Option Plan (the "Incentive Stock Option Plan") and the amendment to the Hallmark Capital Corp. 1993 Stock Option Plan for Outside Directors (the "Directors' Plan").
The affirmative vote of a majority of the total votes cast in person or by proxy is necessary to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending June 30, 1998.

     Abstentions are included in the determination of shares present and voting for purposes of whether a quorum exists, while broker non-votes are not. Because of the required votes, abstentions will have the same effect as a vote against the proposal to approve the amendments to the option plans and to ratify the appointment of the Company's independent auditors, but will not be counted as votes cast for the election of directors and thus, will have no effect on the voting for the election of directors. Under the rules of the New York Stock Exchange, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Therefore, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes." In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

     As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "10% Limit") are not entitled to any vote in respect of the shares held in excess of the 10% Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as such persons acting in concert with, such person or entity. However, no director or officer of the Company shall be deemed to beneficially own any Common Stock beneficially owned by any other director or officer, solely by reason of any or all of such directors or officers acting in their capacities as such. The Company's Articles of Incorporation authorize the Board (i) to make all determinations necessary to implement and apply the 10% Limit, including determining whatever persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% Limit supply information to the Company to enable the Board to implement and apply the 10% Limit. The provisions of the Company's Articles of Incorporation relating to the 10% Limit do not apply to an acquisition of more than 10% of the shares of Common Stock if such acquisition has been approved by a majority of disinterested directors; provided such approval shall be effective only if obtained at a meeting where a quorum of disinterested directors is present.

     Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, signed proxies will be voted FOR the election of each of the nominee for director named in this Proxy Statement, FOR approval of the amendment to the Incentive Stock Option Plan, FOR approval of the amendment to the Directors' Plan and FOR the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending June 30, 1998. In the event other matters properly come before the Annual Meeting or any adjournments or postponements thereof, including, without limitation, a motion to adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company, the proxies will be entitled to vote as they, in their discretion, deem appropriate. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

     Any shareholder giving a Proxy has the power to revoke it any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Peter A. Gilbert, Corporate Secretary, Hallmark Capital Corp., 7401 West Greenfield Avenue, West Allis, Wisconsin 53214); (ii) submitting a duly executed Proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

     The cost of solicitation of proxies by mail on behalf of the Board of Directors will be borne by the Company. The Company has retained Morrow & Company, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Morrow & Company, Inc. will be paid a fee of $4,250, plus reimbursement for out-of-pocket expenses. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails by directors, officers and regular employees of the Company and West Allis Savings Bank (the "Bank"), without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by the beneficial owners of such shares. The Company will reimburse such holders for their reasonable out-of-pocket expenses.

     Proxies solicited hereby will be referred to the Board of Directors, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of shares of Common Stock as of August 31, 1997 (except as noted otherwise below) by (i) each shareholder known to the Company to beneficially own more than 5% of the shares of Common Stock outstanding, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC") in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) each director of the Company, (iii) each director nominee of the Company; (iv) the executive officers of the Company appearing in the Summary Compensation Table below, and (v) all directors and executive officers as a group. Members of the Board of Directors of the Company also serve as directors of the Bank.


                                             NUMBER OF SHARES
                                               BENEFICIALLY
         NAME                                    OWNED (1)      PERCENT OF CLASS
         ----                                ----------------   ----------------
   Financial Institution Partners, L.P./ Hovde
    Capital, Inc. (5) ........................    142,000              9.84%
   West Allis Savings Bank Employee Stock
    Ownership Trust (6) ......................     80,521              5.58
   Heartland Advisors, Inc.(7) ...............     55,000              3.81
   James D. Smessaert (2)(3)(4) ..............    103,436              6.92
   Floyd D. Brink (2)(3) .....................     34,241              2.35
   Milton Dalin (2)(3) .......................     27,991              1.92
   Reginald M. Hislop, III ...................        100                 *
   Charles E. Rickheim (2)(3) ................     41,470              2.85
   Jerome A. Weitzer (2)(3) ..................     34,241              2.35
   Donald A. Zellmer .........................      1,500                 *
   Peter A. Gilbert (3) ......................     34,564              2.38
   All directors and executive officers
    as a group (11 persons) (2)(3)(4) ........    331,461             20.84%

   ____________________

* Amount represents less than 1.0% of the total shares of Common Stock outstanding.
(1) Unless otherwise indicated, includes shares of Common Stock held directly by the individuals as well as by members of such individuals' immediate family who share the same household, shares held in trust and other indirect forms of ownership over which shares the individuals exercise sole or shared voting power and/or investment power. Fractional shares of Common Stock held by certain executive officers under the West Allis Savings Bank Employee Stock Ownership Plan (the "ESOP") have been rounded to the nearest whole share.
(2) Includes shares of Common Stock which the named individuals and certain executive officers have the right to acquire within 60 days of the Voting Record Date pursuant to the exercise of stock options: Mr. Smessaert - 51,800 shares and Mr. Gilbert - 7,200 shares.
(3) Includes shares of Common Stock awarded to certain executive officers and directors under the West Allis Savings Bank Management Recognition and Retention Plan (the "MRP"). Recipients of awards under the MRP may direct voting prior to vesting.
(4) Includes shares of Common Stock allocated to certain executive officers under the ESOP, of which approximately 4,582 shares were allocated to Mr. Smessaert.
(5) Based upon Amendment No. 1 to a Schedule 13D, dated November 7, 1996, filed with the Company pursuant to the Exchange Act by Financial Institution Partners, L. P. and Hovde Capital, Inc., reporting the beneficial ownership of shares are where they have shared voting and dispositive power. Hovde Capital, Inc. is the general partner of Financial Institution Partners, L.P. and their business office is located at 1110 Lake Cook Road, Suite 165, Buffalo Grove, IL 60089.
(6) First Bank Milwaukee, N.A. (the "Trustee") is the trustee for the ESOP. The Trustee's address is 201 West Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(7) Based upon Amendment No. 1 to a Schedule 13G, dated February 12, 1997, filed with the Company pursuant to the Exchange Act by Heartland Advisors, Inc., an investment adviser registered under the Investment Advisers Act of 1940, as amended, reporting the beneficial ownership of shares over which they have the sole voting and dispositive power. The principal business office of Heartland Advisors, Inc. is located at 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

                 MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

                                  MATTER 1.
                            ELECTION OF DIRECTORS

     Pursuant to the Articles of Incorporation of the Company, at the first annual meeting of shareholders of the Company held on October 28, 1994, directors of the Company were divided into three classes as equal in number as possible. Directors of the first class were elected to hold office for a term expiring at the first succeeding annual meeting, directors of the second class were elected to hold office for a term expiring at the second succeeding annual meeting, and directors of the third class were elected to hold office for a term expiring at the third succeeding annual meeting, and in each case until their successors are elected and qualified. At each subsequent annual meeting of shareholders, one class of directors, or approximately one-third of the total number of directors, are to be elected for a term of three years. There are no family relationships among the directors and/or executive officers of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

     Unless otherwise directed, each Proxy executed and returned by a shareholder will be voted FOR the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director and continuing directors. All of the proposed nominees currently serve as directors of the Bank. James D. Smessaert has served as a director of the Company since the Company's formation in June 1993. In July 1997, the Board of Directors approved an amendment to the Company's By-laws to reduce the number of directors from seven to six, effective upon the expiration of Mr. Jerome A. Weitzer's current term at the Annual Meeting. Mr. Weitzer, age 75, has been a director of the Bank since 1972, and is a retired Vice President and a former director of Weitzer Bros., Inc., a plumbing and heating contract company, located in West Allis, Wisconsin.



                                  POSITION WITH THE COMPANY                          DIRECTOR
                                  AND PRINCIPAL OCCUPATION                          OF THE BANK
NAME                      AGE     DURING THE PAST FIVE YEARS                           SINCE
----                      ---     --------------------------                        -----------

          NOMINEE FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000

James D. Smessaert        59      President, Chief Executive Officer and Chairman      1984
                                  of the Board for the Company and the Bank.


                                          POSITION WITH THE COMPANY                                  DIRECTOR
                                          AND PRINCIPAL OCCUPATION                                  OF THE BANK
NAME                           AGE        DURING THE PAST FIVE YEARS                                   SINCE
----                           ---        --------------------------                                   -----
                                         INFORMATION WITH RESPECT TO CONTINUING DIRECTORS
                                               DIRECTORS WHOSE TERMS EXPIRE IN 1998

Peter A. Gilbert               49         Director of the Company and the Bank; Executive               1995
                                          Vice President, Chief Operating Officer and
                                          Corporate Secretary of the Bank and Executive
                                          Vice President and Corporate Secretary of
                                          the Company.  Prior to joining the Bank in
                                          December 1995, Mr. Gilbert was President and
                                          CEO of Valley Real Estate  Services Corp., a
                                          mortgage banking subsidiary of Valley
                                          Bancorporation located in Sheboygan, Wisconsin,
                                          from 1992 to 1994.

Reginald M. Hislop, III        37         Director of the Company and the Bank; President               1995
                                          and Chief Executive Officer of The Village at
                                          Manor Park, Inc., a diversified organization
                                          which provides long-term care and specialized
                                          health care services to senior adults, located in
                                          West Allis, Wisconsin.

Charles E. Rickheim            56         Director of the Company and the Bank; Owner and               1982
                                          manager of residential real estate located in
                                          the State of Wisconsin.

                                               DIRECTORS WHOSE TERMS EXPIRE IN 1999

Floyd D. Brink                 71         Director of the Company and the Bank; Retired                 1969
                                          President and owner of West Allis Heating, Inc.,
                                          West Allis, Wisconsin.

Donald A. Zellmer              64         Director of the Company and the Bank; Retired                 1996
                                          Partner of Ernst & Young LLP, Milwaukee Office;
                                          Director of St. Luke's Hospital, Milwaukee,
                                          Wisconsin, and Aurora Health Care Services, Inc.,
                                          a health care provider, located in Milwaukee,
                                          Wisconsin.

     THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST IS REQUIRED FOR THE ELECTION OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED BY THE PROXIES SOLICITED HEREBY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE ABOVE-DESCRIBED NOMINEE. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEE FOR DIRECTOR.

                                  MATTER 2.
                   AMENDMENT OF THE HALLMARK CAPITAL CORP.
                       1993 INCENTIVE STOCK OPTION PLAN


  DESCRIPTION OF AMENDMENT

     The Board of Directors of the Company proposes for consideration and approval by the Company's shareholders an amendment (the "Incentive Plan Amendment") to the Hallmark Capital Corp. 1993 Incentive Stock Option Plan (the "Incentive Stock Option Plan") to increase the number of shares authorized for issuance thereunder by 50,550 shares, or approximately 3.5% of the number of shares of Common Stock outstanding on the Voting Record Date, to 184,960 shares of Common Stock. Absent shareholder approval, the Incentive Plan Amendment will not be effective. Shareholder approval of the Incentive Plan Amendment will qualify the Incentive Stock Option Plan for granting Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") with respect to the additional shares authorized for grant, and is a non-quantitative listing requirement under the By-laws of the National Association of Securities Dealers, Inc. ("NASD") which is applicable to all issuers, including the Company, whose shares are traded on the NASDAQ National Market System.

  PURPOSE OF THE INCENTIVE PLAN AMENDMENT

     In connection with the conversion of West Allis Savings Bank (the "Bank") from mutual to stock form and the issuance of the Common Stock in connection therewith in 1993 (the "Conversion"), the Board of Directors adopted the Incentive Stock Option Plan, which authorized in the aggregate options to purchase 134,410 shares of Common Stock. The Incentive Stock Option Plan was approved by the Company's shareholders at a Special Meeting of Shareholders held on March 31, 1994. In connection with the Conversion, options to purchase 102,779 shares of Common Stock were granted to officers of the Company under the Incentive Stock Option Plan, and option to purchase 31,000 shares of Common Stock have been granted to eligible participants under the Incentive Stock Option Plan since the Conversion. Options to purchase 631 shares of Common Stock remain available for future grant under the Incentive Stock Option Plan.

     In August, 1997, at the direction of the Board of Directors of the Company, the Compensation Committee of the Board of Directors of the Company reviewed the scope and adequacy of Company's current stock-based compensation plans with the long-term objective of increasing the stock-based components of total compensation paid to directors, officers and employees of the Company and its subsidiaries. The Board of Directors believes that increasing the stock-based components of total compensation serves to further align the interests of the Company's directors, officers and employees and its shareholders. Based upon such review, the Compensation Committee recommended, and the Board of Directors approved, the proposed Incentive Plan Amendment and the amendment to the Hallmark Capital Corp. 1993 Stock Option Plan for Outside Directors, described further under Matter 3., as a method of increasing the stock-based components of total compensation and providing an adequate reserve of options for additional corporate purposes such as retaining existing directors, officers and employees, recruiting future directors and officers, and for issuances in connection with potential strategic acquisitions. The Incentive Plan Amendment is designed to provide such reserve for officers and employees who are eligible participants in the Incentive Stock Option Plan.

  ELIGIBILITY, TYPE OF OPTION GRANTS AND SHARES SUBJECT TO PLAN

     Under the Incentive Stock Option Plan, all officers and employees of the Company and its subsidiaries are eligible to participate. As of August 1, 1997, the Company had 80 officers and employees eligible to participate in the Incentive Stock Option Plan. The Incentive Stock Option Plan authorizes the grant of (i) options to purchase shares of Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code ("Incentive Stock Options"); (ii) options that do not so qualify ("Non-Statutory Options"); and (iii) options which are exercisable only upon a change in control of the Company or the Bank ("Limited Rights"). If the Incentive Plan Amendment is approved by shareholders, options for a total of 51,181 shares of Common Stock (including the 631 shares currently available for grant under the Incentive Stock Option Plan) will be available for future grants to eligible participants. The Company currently has no immediate plans to grant options under the Incentive Stock Option Plan, as amended.

     The shares of Common Stock to be issued by the Company upon the exercise of options by optionees may be acquired either through open market purchases by the Company, or issued from authorized but unissued shares of Common Stock. If additional authorized but unissued shares of Common Stock are issued upon the exercise of options, the interests of existing shareholders will be diluted.

  ADMINISTRATION

     The Incentive Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee consists solely of "non-employee directors" as that term is defined under Rule 16b-3 promulgated by the SEC under the Exchange Act and "outside directors" as that term is defined under applicable regulations issued by the Internal Revenue Service under the Internal Revenue Code. Pursuant to the terms of the Incentive Stock Option Plan, the Committee is authorized to make the following determinations with respect to grants to eligible participants:
(i) the persons to whom options are granted; (ii) the terms at which options are to be granted; (iii) the number of shares of Common Stock subject to an individual grant; (iv) the vesting schedule applicable to individual grants; and (v) the expiration date of the option (which shall not be later than ten years from the date the option is granted). The exercise price may be paid in cash or shares of Common Stock and shall be the fair market value (as defined in the Incentive Stock Option Plan) of the Common Stock on the date of grant or such greater amount as determined by the Committee.

  TERMS AND CONDITIONS OF OPTION GRANTS

     Options granted under the Incentive Stock Option Plan are subject to certain terms and conditions as described herein. The aggregate fair market value of shares of Common Stock with respect to which Incentive Stock Options may be granted to an eligible participant which are exercisable for the first time in any calendar year may not exceed $100,000. Any option granted in excess of such amount shall be treated as a Non-Statutory Option. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding shares of Common Stock may be exercised only for a period of five years following the date of grant and the exercise price at the time of grant must be equal to at least 110% of the fair market value of the Common Stock on the date of the grant.

     No option granted under the Incentive Stock Option Plan will be exercisable after three months after the date on which the optionee ceases to perform services for the Company, except that in the event of death, retirement or disability, all options, whether or not exercisable at such time, may be exercisable for up to one year thereafter or such longer period as determined by the Committee. Options held by employees terminated for cause will terminate on the date of termination. Termination "for cause" includes termination due to an intentional failure to perform stated duties, breach of fiduciary duty involving personal dishonesty, willful violations of law or the entry of a final cease and desist order which results in a material loss to the Company or one of its affiliates.

     In the event of a Change of Control of the Company, all Incentive Stock Options and Non-Statutory Options, whether or not exercisable at such time, shall become immediately exercisable. If a participant is terminated due to such Change of Control, all options shall be exercisable for a period of one year following such Change of Control; provided that in no event shall the period extend beyond the option term and in the case of Incentive Stock Options, such options shall not be eligible for treatment as Incentive Stock Options if exercised more than three months following the date of a participant's cessation of employment. "Change of Control" is defined to mean a change of control of a nature that: (i) would be required to be reported to the SEC by the Company in a current report on Form 8-K; or (ii) results in a change in control of the Bank or the Company within the meaning of the Home Owners Loan Act of 1933 and the rules and regulations promulgated by the Office of Thrift Supervision (or its predecessor agency) (the "OTS"). In addition, under the Incentive Stock Option Plan, a Change of Control shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or its subsidiaries representing 20% or more of such entities' outstanding voting securities; (ii) individuals who constitute the current Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Incentive Stock Option Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be considered as a member of the Incumbent Board; or (iii) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution; or (iv) any change of control of the Company instituted by an entity or individual other than current management of the Company.

     In the event of a participant's termination of employment, the Company, if requested by the participant, may elect to pay the participant, or beneficiary in the event of death, in exchange for cancellation of the option, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the participant's termination of employment.

     Incentive Stock Options may be transferred only by will or the laws of descent and distribution. Non-Statutory Options may be transferred by participants pursuant to the laws of descent and distribution, and during a participant's lifetime by participants to members of their "immediate family" (as defined in the Incentive Stock Option Plan), trusts for the benefit of members of their immediate family and charitable institutions to the extent permitted under Section 16 of the Exchange Act and subject to federal and state securities laws.

  FEDERAL INCOME TAX TREATMENT

     An optionee will not be deemed to have received taxable income upon the grant or exercise of an Incentive Stock Option, provided that such shares of Common Stock are held for at least one year after the date of exercise and two years after the date of grant. No gain or loss will be recognized by the Company as a result of the grant or exercise of Incentive Stock Options. An optionee will be deemed to receive ordinary income upon exercise of Non-Statutory Options in an amount equal to the amount by which the fair market value of the Common Stock on the exercise date exceeds the exercise price. The amount of any ordinary income deemed to be received by an optionee due to a premature disposition of the shares of Common Stock acquired upon the exercise of an Incentive Stock Option or upon the exercise of a Non-Statutory Option will be a deductible expense for tax purposes for the Company. At this time, generally accepted accounting principles ("GAAP") do not require compensation expense to be recorded for any options granted for which the exercise price equals the market value on the date of grant. When options are exercised, the net proceeds received by the Company will be recorded as an increase in Common Stock and paid-in capital.

  ADJUSTMENTS IN THE EVENT OF CAPITAL CHANGES

     In the event the number of shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the following appropriate adjustments may be made to prevent dilution or enlargement of the rights of participants, including any or all of the following: (i) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded; (ii) adjustments in the aggregate number or kind of shares of Common Stock covered by outstanding option grants; and (iii) adjustments in the purchase price of outstanding option grants. No such adjustments may, however, materially change the value of benefits available to participants under a previously granted award.

  DURATION AND AMENDMENT OF INCENTIVE STOCK OPTION PLAN

     No options will be awarded under the Incentive Stock Option Plan following the tenth anniversary of approval of the Incentive Stock Option Plan by shareholders of the Company.

     The Board of Directors of the Company may amend the Incentive Stock Option Plan in any respect; provided, however, that certain provisions governing the terms of Incentive Stock Option and Non-Statutory Option grants shall not be amended more than once every six months to comport with the Internal Revenue Code or the Employee Retirement Income Security Act of 1974, as amended, if applicable. In addition, the Board of Directors may determine that shareholder approval of any amendment to the Incentive Stock Option Plan may be advisable for any reason, including but not limited to, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AND VOTED AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THE INCENTIVE PLAN AMENDMENT. UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR APPROVAL OF THE INCENTIVE PLAN AMENDMENT. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE INCENTIVE PLAN AMENDMENT.

                                  MATTER 3.
                   AMENDMENT OF THE HALLMARK CAPITAL CORP.
                            1993 STOCK OPTION PLAN
                            FOR OUTSIDE DIRECTORS


  DESCRIPTION OF AMENDMENT

     The Board of Directors of the Company proposes for consideration and approval by the Company's shareholders an amendment (the "Directors' Plan Amendment") to the Hallmark Capital Corp. 1993 Stock Option Plan (the "Directors' Plan") for directors of the Company and the Bank who are not also employees of the Company or the Bank ("Outside Directors") to increase the number of shares authorized for issuance by 21,650 shares, or approximately 1.5% of the number of shares outstanding on the Voting Record Date, to 76,990 shares of Common Stock. Absent shareholder approval, the Directors' Plan Amendment will not be effective. Shareholder approval of the Directors' Plan Amendment is a non-quantitative listing requirement under the By-laws of the NASD which is applicable to all issuers, including the Company, whose shares are traded on the NASDAQ National Market System.

  PURPOSE OF THE DIRECTORS' PLAN AMENDMENT

     In connection with the Conversion, the Board of Directors of the Company adopted the Directors' Plan for Outside Directors, which authorized the grant of options to purchase 55,340 shares of Common Stock, all of which were granted on the date of consummation of the Conversion (December 30, 1993) with an exercise price of $8.00 per share. All options granted under the Directors' Plan vested 100% upon consummation of the Conversion and will expire ten years after the date the options were granted. As noted under Matter 2., in considering whether to adopt the Incentive Plan Amendment, the Board of Directors also evaluated the Company's need for an adequate reserve of options to be granted in connection with retaining existing directors, recruiting future directors and for issuance in connection with potential strategic acquisitions. The Directors' Plan Amendment is designed to provide such reserve for eligible participants in the Directors' Plan.

  ELIGIBILITY, TYPE OF OPTION GRANTS AND SHARES SUBJECT TO THE DIRECTORS' PLAN

     Under the Directors' Plan, all Outside Directors of the Company and its subsidiaries are eligible to participate. As of August 1, 1997, the Company had seven directors eligible to participate in the Directors' Plan. Only Non-Statutory Options may be granted under the Directors' Plan. If the Directors' Plan Amendment is approved by shareholders, options for a total of 21,650 shares of Common Stock will be available for future grants to eligible participants. The Company currently has no immediate plans to grant options under the Directors' Plan, as amended.

     The shares of Common Stock to be issued by the Company upon the exercise of options by optionees may be acquired either through open market purchases by the Company, or issued from authorized but unissued shares of Common Stock. If additional authorized but unissued shares of Common Stock are issued upon the exercise of options, the interests of existing shareholders will be diluted.

  ADMINISTRATION

     The Directors' Plan is administered by the Board of Directors of the Company. Pursuant to the terms of the Directors' Plan, the Board is authorized to make the following determinations with respect to grants to eligible participants: (i) the persons to whom options are granted; (ii) the terms at which options are to be granted; (iii) the number of shares of Common Stock subject to an individual grant; (iv) the vesting schedule applicable to individual grants; and (v) the expiration date of the option (which shall not be later than ten years from the date the option is granted). The exercise price may be paid in cash or shares of Common Stock and shall be the fair market value (as defined in the Directors' Plan) of the Common Stock on the date of grant or such greater amount as determined by the Board.

  TERMS AND CONDITIONS OF OPTION GRANTS

     No option granted under the Director's Plan shall be exercisable after one year after the date on which the optionee ceases to perform services for the Company, except that in the event an optionee is removed for cause all options awarded to the optionee shall expire immediately upon such removal. All options, whether or not exercisable, shall become immediately exercisable in the event of death or disability of an optionee, or in the event of a Change of Control of the Company. The definition of "Change of Control" for purposes of the Directors' Plan is the same as the definition of "Change of Control" for purposes of the Incentive Stock Option Plan, as previously described under Matter 2.

     Options granted under the Directors' Plan may be transferred by participants pursuant to the laws of descent and distribution, and during a participant's lifetime by participants to members of their "immediate family" (as defined in the Directors' Plan) trusts for the benefit of their immediate family and charitable institutions to the extent permitted under Section 16 of the Exchange Act and subject to federal and state securities laws.


  FEDERAL INCOME TAX TREATMENT

     An optionee will be deemed to receive ordinary income upon the exercise of options granted under the Directors' Plan in an amount equal to the amount by which the fair market value of the Common stock on the exercise date exceeds the exercise price. The amount of any ordinary income upon the exercise of such options will be a deductible expense for tax purposes by the Company.
When options are exercised, the net proceeds received by the Company will be recorded as an increase in Common Stock and paid-in capital.

  ADJUSTMENTS IN THE EVENT OF CAPITAL CHANGES

     In the event the number of shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the following appropriate adjustments may be made to prevent dilution or enlargement of the rights of participants, including any or all of the following: (i) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded; (ii) adjustments in the aggregate number or kind of shares of Common Stock covered by outstanding option grants; and (iii) adjustments in the purchase price of outstanding option grants. No such adjustments may, however, materially change the value of benefits available to participants under a previously granted award.

  DURATION AND AMENDMENT OF DIRECTORS' PLAN

     No options will be awarded under the Directors' Plan following the tenth anniversary of approval of the Directors' Plan by shareholders of the Company.

     The Board of Directors of the Company may amend the Directors' Plan in any respect. In addition, the Board of Directors may determine that shareholder approval of any amendment to the Directors' Plan may be advisable for any reason, including but not limited to, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AND VOTED AT THE ANNUAL MEETING IS REQUIRED FOR RATIFICATION OF THE DIRECTORS' PLAN AMENDMENT. UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR APPROVAL OF THE DIRECTORS' PLAN AMENDMENT. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE DIRECTORS' PLAN AMENDMENT.

                                  MATTER 4.
                   RATIFICATION OF APPOINTMENT OF AUDITORS

     The Company's independent auditors for the fiscal year ended June 30, 1997 were KPMG Peat Marwick LLP. The Board of Directors of the Company has reappointed KPMG Peat Marwick LLP to perform the audit of the Company's financial statements for the fiscal year ending June 30, 1998. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company's shareholders.

     UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP, AS THE INDEPENDENT AUDITORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


            MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Company was organized on June 29, 1993. Regular meetings of the Board of Directors of the Company generally are held on a quarterly basis. During the fiscal year ended June 30, 1997, the Board of Directors of the Company held four regular meetings and one special meeting. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held and the total number of committee meetings on which such director served during the fiscal year ended June 30, 1997.

     The Board of Directors of the Company has a standing Audit Committee and Compensation Committee. The Audit Committee consists of Messrs. Donald A. Zellmer (Chairman), Floyd D. Brink and Jerome A. Weitzer. The Audit Committee reviews the scope and timing of the audit of the Company's financial statements by the Company's independent public accountants and will review with the independent public accountants the Company's management policies and procedures with respect to auditing and accounting controls. The Audit Committee also will review and evaluate the independence of the Company's accountants, and recommend to the Board the engagement, continuation or discharge of the Company's accountants. In addition, the Audit Committee will direct the activities of the Bank's internal audit. The Company's Audit Committee met once during the fiscal year ended June 30, 1997.

     The Board of Directors of the Bank has established a Compensation Committee consisting of three directors, Messrs. Charles E. Rickheim (Chairman), Floyd D. Brink and Reginald M. Hislop, III who are neither officers nor employees of the Company or the Bank ("Outside Directors"). During the fiscal year ended June 30, 1997, the Company did not pay separate compensation to its executive officers. The Compensation Committee of the Company met in January of 1997 and in June of 1997 to review and approve the compensation decisions made by the Compensation Committee of the Bank and to issue the Joint Compensation Committee Report which appears in this Proxy Statement.

     The Company's Nominating Committee, consisting of Jerome A. Weitzer (Chairman), Reginald M. Hislop, III and Floyd D. Brink, met on July 22, 1997 to consider and select a nominee for director to stand for election at the Annual Meeting. The Company's By-laws allow for shareholder nominations of directors and require such nominations be made pursuant to timely notice in writing to the Secretary of the Company. See "Shareholder Proposals for the 1998 Annual Meeting."

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

     During the fiscal year ended June 30, 1997, the Company did not pay separate compensation to its officers. Separate compensation will not be paid to officers of the Company until such time as the officers of the Company devote significant time to separate management of Company affairs, which is not expected to occur until the Company becomes actively involved in additional business beyond the Bank. The following table summarizes the total compensation paid by the Bank to its Chief Executive Officer during the Bank's fiscal years ended June 30, 1995, 1996 and 1997, and to the Bank's next highest paid officer whose compensation, based on salary and bonus, exceeded $100,000 during the Company's fiscal years ended June 30, 1995, 1996 and 1997.

                          SUMMARY COMPENSATION TABLE


                                                                           LONG-TERM
                                          ANNUAL COMPENSATION(1)      COMPENSATION AWARDS
                                         -----------------------     ---------------------
                                                                     VALUE OF      NUMBER
                                                                    RESTRICTED   OF SHARES
                                                                      STOCK      SUBJECT TO     ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR      SALARY       BONUS(2)     AWARDS(3)   OPTIONS(4)   COMPENSATION(5)
---------------------------      ----      ------       --------    ----------   ----------   ---------------

James D. Smessaert ............  1997     $150,700      $35,704            --       3,000          $28,600
 President and Chief Executive   1996      116,000       25,984            --       3,000           25,065
 Officer and Director of the     1995      111,800           --            --          --           21,060
 Company and the Bank

Peter A. Gilbert(6) ...........  1997     $120,250      $24,981            --       2,000          $27,403
 Executive Vice President &      1996       93,000       18,228            --       2,000               --
 Corporate Secretary of the      1995       91,000        9,328       $43,000      15,000               --
 Company, Executive Vice
 President/Chief Operating
 Officer and Corporate Secretary
 of the Company and the Bank

---------------------
(1) Perquisites provided to Messrs. Smessaert and Gilbert by the Company did not exceed the lesser of $50,000 or 10% of total annual salary and bonus during the fiscal years indicated and accordingly, are not included.

(2) Bonuses paid to Messrs. Smessaert and Gilbert in fiscal 1996 and 1997 were based upon the terms set forth under the West Allis Savings Bank Annual Incentive Plan (the "Incentive Plan"). See "Annual Incentive Plan." The bonus paid to Mr. Gilbert in fiscal 1995 was based upon an interim bonus arrangement for the period from January 1, 1995 to June 30, 1995 established at the time he was hired.

(3) The amount shown in this column represents the value of vested and unvested shares of Common Stock awarded under the West Allis Savings Bank Management Recognition and Retention Plan (the "MRP"). The amount shown for Mr. Gilbert was calculated by multiplying the value of the Common Stock on the date of the grant ($10.75) by the number of shares of Common Stock awarded. The number and the vesting schedule of the shares of Common Stock awarded to Mr. Gilbert are as follows: (i) 800 (1/1/96);
     (ii) 800 (1/1/97); (iii) 800 (1/1/98); (iv) 800 (1/1/99); and (v) 800
     (1/1/00). Recipients of awards under the MRP are entitled to payment of any dividends on unvested shares. The value of the unvested MRP shares held by Messrs. Smessaert and Gilbert at June 30, 1997 was $270,436 and $51,312, respectively, based on 12,649 shares and 2,400 shares respectively, and the value of the Common Stock on that date ($21.38 per share).

(4) Amounts shown in this column represent the total number of shares of Common Stock subject to options granted (both vested and unvested) under the Incentive Stock Option Plan. The options awarded are subject to a vesting schedule under the Incentive Stock Option Plan and are exercisable as follows: (i) Mr. Smessaert: 600 (8/1/96); 600 (7/12/97); 600 (8/1/97);
     600 (7/12/98); 600 (8/1/98); 600 (7/12/99); 600 (8/1/99); 600 (7/12/00);
     600 (8/1/00) and 600 (7/12/01); and (ii) Mr. Gilbert: 3,000 (12/31/95);
     400 (8/1/96); 3,000 (12/31/96); 400 (7/12/97); 400 (8/1/97); 3,000
     (12/31/97); 400 (7/12/98); 400 (8/1/98); 3,000 (12/31/98); 400 (7/12/99);
     400 (8/1/99); 3,000 (12/31/99); 400 (7/12/00); 400 (8/1/00) and 400
     (7/12/01).

(5) Amounts shown in this column represent the Bank's contributions on behalf of Mr. Smessaert under the ESOP for the fiscal years ended June 30, 1995, 1996 and 1997; and on behalf of Mr. Gilbert for the fiscal year ended June 30, 1997.

(6) Mr. Gilbert was hired on December 31, 1994; the salary amount indicated for fiscal 1995 has been annualized.

EMPLOYMENT AGREEMENTS

     In connection with Conversion, the Bank entered into a three-year employment agreement with Mr. Smessaert, President and Chief Executive Officer of the Bank, and on December 31, 1994, the Bank entered into a three-year employment agreement with Mr. Peter A. Gilbert, Executive Vice President/Chief Operating Officer and Corporate Secretary of the Bank. The terms of each of their employment agreements may be restored to three years by action of the Bank's Board of Directors, subject to the Board's annual performance evaluation. The employment agreements are intended to ensure that the Bank maintains stable and competent management.

     Under the employment agreements, the current base salaries for Messrs. Smessaert and Gilbert are $150,700 and $120,250, respectively. The base salaries may be increased by the Bank's Board of Directors, but may not be reduced except as part of a general pro rata reduction in compensation for all executive officers. In addition to base salary, the employment agreements provide for payments from other Bank incentive compensation plans, and provide for other benefits, including participation in any group health, life, disability, or similar insurance program and in any pension, profit-sharing, employee stock ownership plan, deferred compensation, 401(k) or other retirement plans maintained by the Bank. The employment agreements also provide for participation in any stock-based incentive programs made available to executive officers of the Bank. The employment agreements may be terminated by the Bank upon death, disability, retirement, or for cause at any time, or in certain events specified by the regulations of the Wisconsin Department of Financial Institutions, Division of Savings and Loan. If the Bank terminates the employment agreements for any reasons other than due to death, disability, retirement or for cause, Messrs. Smessaert and Gilbert are entitled to a severance payment equal to one year's base salary (based on the highest base salary within the three years preceding the date of termination) together with other compensation and benefits in which they were vested at the termination date.

     The employment agreements provide for severance payments if Mr. Smessaert's or Mr. Gilbert's employment terminates following a change in control. Under the employment agreements, a "Change in Control" is generally defined to include any change in control required to be reported under the federal securities laws as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities, or (ii) a change in a majority of the directors of the Company during any two-year period without approval of at least two-thirds of the persons who were directors at the beginning of such period. Within the greater of twelve months or the remaining employment term at the effective date of any Change in Control, Messrs. Smessaert and Gilbert have the option of receiving as severance: (i) the amount payable if the Bank terminated employment for reasons other than death, disability, retirement or for cause; or (ii) an amount equal to the salary payments for the then-remaining employment term (which at the executive's election may be payable in one lump sum). In either case, Messrs. Smessaert and Gilbert are entitled to all qualified retirement and other benefits in which they were vested. If the severance benefits payable following a Change in Control would constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Internal Revenue Code, and the present value of such "parachute payments" equals or exceeds three times their average annualized includable income for the five calendar years preceding the year in which a Change in Control occurred, the severance benefits will be reduced to an amount equal to the present value of 2.99 times the average annual compensation paid to Messrs. Smessaert and Gilbert during the five years immediately preceding such Change in Control.

EXECUTIVE EMPLOYEE SALARY CONTINUATION AGREEMENT

     In August 1992, the Bank and Mr. Smessaert entered into an Executive Employee Salary Continuation Agreement (the "Continuation Agreement").
Pursuant to the Continuation Agreement, the Bank agreed to pay Mr. Smessaert an annual benefit of $50,000 upon his retirement at age 65. In the event Mr. Smessaert retires between the ages of 60 and 65, the Continuation Agreement provides for a reduced annual benefit until attainment of age 65. The Continuation Agreement provides that in the event of Mr. Smessaert's death, either while employed at the Bank or after his retirement, the Bank will pay his designated beneficiary approximately $650,000 payable in equal monthly installments over a 13-year period. The Continuation Agreement does not provide for payments upon voluntary termination of employment, discharge for cause or termination of employment upon disability (prior to age 60). However, notwithstanding Mr. Smessaert's termination of employment due to disability, the Continuation Agreement provides that if Mr. Smessaert's disability continues to or occurs after attainment of age 60, Mr. Smessaert may elect to receive reduced annual benefits until reaching the age of 65 with eligibility for full benefits under the Continuation Agreement thereafter.

     The Continuation Agreement provides for payment of $50,000 per year for three years in equal monthly installments upon Mr. Smessaert's involuntary termination of employment or termination of his employment following a change in control. "Involuntary termination of employment" is defined as Mr. Smessaert's cessation of employment due to the Bank's significantly lessening either his title, duties, responsibilities, compensation or altering his situs of employment, without his consent. Mr. Smessaert's compensation shall be deemed to be significantly lessened if any employment reduction is imposed except as part of an overall employment reduction applied proportionately to all of the Bank's management employees or if Mr. Smessaert fails to receive periodic compensation increases substantially proportionate to and coincident with the increases granted to other executive officers. "Change in control" is defined as set forth in Section 280G(b)(2) of the Internal Revenue Code. In October 1991, the Bank purchased two single-premium annuity policies on the life of Mr. Smessaert designating the Bank as beneficiary to fund the Bank's anticipated obligations under the Continuation Agreement.

ANNUAL INCENTIVE PLAN

     In August 1995, the Board of Directors of the Bank adopted the West Allis Savings Bank Annual Incentive Plan (the "Incentive Plan") which was effective for the fiscal year ending June 30, 1997. The Incentive Plan is designed to provide annual incentive opportunity targets that are consistent with the Bank's executive compensation philosophy and current competitive median market compensation practices. Under the Incentive Plan, the Chief Executive Officer, Executive Vice President/Chief Operating Officer and Senior Vice Presidents of the Bank earn incentive compensation if the Company achieves targets set by the Compensation Committee on an annual basis for net income of the Company. Previously, the Incentive Plan targets were based upon ROAE of the Company.
The Board of Directors of the Bank decided to modify the Incentive Plan to provide for net income targets for fiscal 1997 rather than ROAE targets based upon their determination that incentive compensation should be based upon factors over which management has more direct influence and control. The amount of incentive compensation earned will be a percentage of each officer's base salary and will be dependent upon whether the Company achieves threshold, target and maximum levels of net income. The threshold, target and maximum net income levels and the corresponding percentages of base salary applicable to computation of incentive compensation will be established at the beginning of each fiscal year by the Compensation Committee of the Company. If the financial performance of the Company is such that the threshold net income level is not achieved, no incentive compensation will be earned. For fiscal 1998, if the threshold level set for net income is achieved, the Incentive Plan provides for incentive payments as follows: (i) 20.0% of the Chief Executive Officer's base salary; (ii) 17.50% of the Executive Vice President/Chief Operating Officer's base salary; and (iii) 12.50% of the Senior Vice Presidents' base salaries. If the target level set for net income is achieved, the Incentive Plan provides for incentive payments as follows: (i) 40.0% of the Chief Executive Officer's base salary; (ii) 35.0% of the Executive Vice President/Chief Operating Officer's base salary; and (iii) 25.0% of the Senior Vice Presidents' base salaries. If the maximum level set for net income is achieved, the Incentive Plan provides for incentive payments as follows: (i) 60.0% of the Chief Executive Officer's base salary; (ii) 52.50% of the Executive Vice President/Chief Operating Officer's base salary; and (iii) 37.50% of the Senior Vice Presidents' base salaries. Incentive payments for achievement of net income at levels within the range set by the threshold, target and maximum levels will be based upon interpolated percentages. Incentive compensation will not exceed the percentages of base salary set for the maximum net income level if the Company's net income exceeds the maximum net income level. The Incentive Plan is administered by the Compensation Committee of Board of Directors of the Bank. Prior to the payment of incentive compensation, the Compensation Committee of the Board of Directors will certify that the net income levels were achieved.

INCENTIVE STOCK OPTION PLAN

     In connection with the Conversion, the Board of Directors of the Company adopted the Incentive Stock Option Plan. All officers and employees of the Company and its subsidiaries are eligible to participate in the Incentive Stock Option Plan. At June 30, 1997, the Company and its subsidiaries had 69 eligible officers and employees. The Incentive Stock Option Plan authorizes the grant of (i) options to purchase shares of Common Stock intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code ("Incentive Stock Options"), (ii) options that do not so qualify ("Non-Statutory Options"), and (iii) options which are exercisable only upon a change in control of the Company or the Bank ("Limited Rights"). Options for a total of 134,410 shares of Common Stock were made available for granting to eligible participants under the Incentive Stock Option Plan, and options to purchase 631 shares of Common Stock remained available for future grant at June 30, 1997.

     The following table sets forth certain information concerning individual grants of stock options under the Incentive Stock Option Plan to the named executive officers of the Company during the fiscal year ended June 30, 1997.


                      OPTION GRANTS IN LAST FISCAL YEAR


                              INDIVIDUAL GRANTS

------------------------------------------------------------------------------------
                                     % OF TOTAL
                                      OPTIONS      PER SHARE
                                     GRANTED TO    EXERCISE               GRANT DATE
                        OPTIONS     EMPLOYEES IN     PRICE    EXPIRATION   PRESENT
NAME                   GRANTED(1)  FISCAL YEAR(1)   ($/SH)       DATE      VALUE(2)
----                   ----------  --------------  ---------  ----------  ----------
James D. Smessaert ..   3,000          37.5%         $14.75    07/12/06     $6,990
Peter A. Gilbert ....   2,000          25.0%          14.75    07/12/06      4,660


-----------------

(1) The options granted are subject to a vesting schedule under the Option Plan and are exercisable as follows: (i) James D. Smessaert: 600 - (7/12/97); 600 - (7/12/98); 600 - (7/12/99); 600 - (7/12/00); 600 -
     (7/12/01); (ii) Peter A. Gilbert:  400 - (7/12/97); 400 - (7/12/98); 400 -
     (7/12/99); 400 - (7/12/00); 400 - (7/12/01).  Options to purchase 8,000 shares of Common Stock were granted to eligible participants under the Incentive Stock Option Plan during the fiscal year ended June 30, 1997.

(2) Based upon the Black-Scholes option pricing model, adopted for use in valuing stock options, based upon the following variable assumptions: (i) a ten year option term; (ii) a volatility statistic of 24.9%; (iii) a dividend yield of 6.83% representing the current return on equity of the Company; and (iv) a risk-free rate of return of 7.0% representing the interest rate on a U.S. Treasury security with a ten year maturity on the date of grant. The actual value, if any, an executive may realize will depend upon the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized will be at or near the value estimated by the Black-Scholes model.

     The following table sets forth certain information concerning the exercise of stock options granted under the Incentive Stock Option Plan by the named executive officers during the fiscal year ended June 30, 1997, and the value of their unexercised stock options at June 30, 1997.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES


                                                              NUMBER OF                       VALUE OF
                                                             UNEXERCISED                     UNEXERCISED
                                                               OPTIONS                      IN-THE-MONEY
                           NUMBER OF                             AT                          OPTIONS AT
                            SHARES                         FISCAL YEAR END                FISCAL YEAR END (1)
                           ACQUIRED        VALUE       ---------------------------     ---------------------------
NAME                      ON EXERCISE     REALIZED     EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
----                      -----------     --------     -----------   -------------     -----------   -------------
James D. Smessaert .....       0            $0           50,600         10,743          $672,875       $107,838

Peter A. Gilbert .......       0             0            6,400         12,600            65,000        117,625

-----------------

(1) The value of Unexercised In-the-Money Options is based upon the difference between the fair market value of the securities underlying the options ($21.38) at June 30, 1997 and the exercise price of the options (Mr. Smessaert - 55,343 shares at $8.00; 3,000 shares at $14.50; 3,000 shares at $14.75; and Mr. Gilbert - 15,000 shares at $11.00; 2,000 shares at $14.50; 2,000 shares at $14.75).

DIRECTORS' COMPENSATION

  BOARD FEES

     The Board of Directors of the Company meets at least quarterly and received $250 for each regular or special Board meeting attended during the fiscal year ended June 30, 1997. For the fiscal year ended June 30, 1997, each member of the Board of Directors of the Bank received a $1,200 monthly meeting fee.

  DIRECTORS' EMERITUS PROGRAM

     On July 20, 1994, the Bank adopted a Directors' Emeritus Program (the "Emeritus Program") which provides for an annual payment equal to 50% of the annual retainer fee paid to eligible directors. Under the Emeritus Program, an eligible director is defined as a director whose service as a director terminates on or after the director has attained age 70. The mandatory retirement age for directors of the Bank is 70 which will result in Messrs. Brink and Weitzer no longer being eligible for re-election upon expiration of their respective terms as directors of the Bank in fiscal years 1999 and 1997. For eligible directors who have attained age 70 on or prior to July 1, 1996, the annual payments shall continue until the eligible director's death. For eligible directors who have not attained age 70 on or prior to July 1, 1996, the annual payments shall continue until the earlier of: (i) the eligible director's death; or (ii) five years from the date the eligible director's board service shall have terminated.

     In addition, each eligible director who attains age 70 on or prior to July 1, 1996 shall receive health insurance (single and family coverage) under the health plan maintained by the Bank until the eligible director's death. Eligible directors who do not attain age 70 on or prior to July 1, 1996 shall not be entitled to health insurance benefits under the Emeritus Program.

     In the event of a Change in Control (as defined in the Emeritus Program) of the Bank, or a merger or other business combination involving the Bank in which the Bank is not the resulting entity, the rights and obligations of the Bank under the Emeritus Program shall become the rights and obligations of the successor or acquiring entity.

STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     In connection with the Conversion, the Board of Directors of the Company adopted the Directors' Plan. Options to purchase 55,340 shares of Common Stock were made available for granting to Outside Directors under the Directors' Plan, all of which were granted on the date of consummation of the Conversion (December 30, 1993) with an exercise price of $8.00 per share. All options granted under the Directors' Plan expire upon the earlier of ten years following the date the option was granted (i.e., December 29, 2003) or one year following the date the optionee ceases to be a director. All options granted under the Directors' Plan vested 100% upon consummation of the Conversion. During the fiscal year ended June 30, 1994, the Outside Directors, Messrs. Floyd D. Brink, Milton Dalin, Charles E. Rickheim and Jerome A. Weitzer, each were granted options to purchase, at $8.00 per share, 13,835 shares of Common Stock.

                        COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under the Securities Act or Exchange Act.

  COMPENSATION COMMITTEE

     I.  ROLE OF THE COMPENSATION COMMITTEE

     The Compensation Committee of Board of Directors of the Company and the Bank consists of the Outside Directors, Messrs. Charles E. Rickheim (Chairman), Floyd D. Brink and Reginald M. Hislop, III. During the fiscal year ended June 30, 1997, the Company did not pay separate compensation to its executive officers. In January and July 1997, the Compensation Committee of the Company met to review and approve compensation decisions made by the Compensation Committee of the Bank and to issue this Joint Compensation Committee Report. All executive officer compensation was paid by the Bank and compensation policies were determined by the Compensation Committee of the Bank. The term "Compensation Committee" in this report refers to the Compensation Committee of the Company and the Bank.

     II.  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is composed entirely of independent Outside Directors who are not former officers or employees of the Company or any of its subsidiaries. There are no interlocks, as defined under the rules and regulations of the SEC, between the Compensation Committee and corporate affiliates of members of the Compensation Committee.

     III. COMPENSATION COMMITTEE REPORT

     Under rules established by the SEC, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company. The rules require compensation disclosure in the form of tables and a report of the Compensation Committee which explains the rationale and considerations that led to fundamental compensation decisions affecting such individuals. The Compensation Committee has prepared the following report, at the direction and approval of the Board of Directors of the Company, for inclusion in this Proxy Statement.

  EXECUTIVE COMPENSATION PHILOSOPHY

     The primary objective of the Company's executive compensation policy is to attract and retain highly skilled and motivated executive officers who will manage the Company and the Bank in a manner to promote growth and profitability. In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to consider the following factors: (i) the individual performance of the executive; (ii) the executive's contribution to achievement of the strategic business plan of the Company and the Bank; (iii) the executive's experience and responsibility level during the present period and anticipated responsibilities during the following fiscal year; and (iv) compensation levels for executives of comparable financial institutions. The executive compensation program consists of three elements: base salary and incentive compensation, long-term incentive compensation and retirement and other benefits.

  BASE SALARY AND INCENTIVE COMPENSATION

     Base salary levels are designed to be competitive with cash compensation levels paid to similar executives at financial institutions of similar size, giving due consideration to the competitive market in which the Company and the Bank operate. Prior to the Conversion, the Bank reviewed executive salary studies and surveys prepared by an independent consultant to obtain compensation data of comparable financial institutions and determined base salary levels for executive officers to be effective upon consummation of the Conversion. The peer group used in the compensation analysis consisted of a different set of institutions than those which comprise the peer group index (SNL Thrift Index) utilized in the Stock Performance Graph below. The salary levels were designed to reflect the increased responsibilities associated with being executive officers of a public company. Base salaries are subject to review and adjustment by the Compensation Committee each year. In fiscal 1997, the average increase in base salary for executive officers was 25.85%.

     In connection with the Conversion, the Bank established the West Allis Savings Bank Employee Stock Ownership Plan (the "ESOP") (discussed further herein) in which all officers and employees of the Company and its subsidiaries participate. In order to fund the ESOP, in fiscal 1994, the Bank eliminated a Management Incentive Compensation Program which was in effect prior to the Conversion pursuant to which executive officers of the Bank earned short-term cash incentive compensation. In August 1995, the Board of Directors of the Bank adopted the West Allis Savings Bank Annual Incentive Plan ("Incentive Plan") which was effective for the fiscal year ending June 30, 1997. The Incentive Plan is intended to replace the former Management Incentive Corporation Program of the Bank and is intended to accomplish the following objections: (i) reward key individuals for achieving pre-established financial and non-financial goals that support the Company's and Bank's annual business objectives; (ii) encourage and reinforce effective teamwork and individual contributions toward Company and Bank goals; and (iii) provide an incentive opportunity that will enable the Company and the Bank to attract, motivate and retain outstanding executives.

     Previously, the Incentive Plan targets were based upon ROAE of the Company. The Board of Directors of the Bank decided to modify the Incentive Plan to provide for net income targets for fiscal 1997 rather than ROAE targets based upon their determination that incentive compensation should be based upon factors over which management has more direct influence and control. In administering the Incentive Plan for fiscal 1997, the net income effect of the one-time industry wide FDIC SAIF assessment was not considered.

     For fiscal 1997, the Company achieved a net income level in excess of the threshold level of net income but less than the target level of net income established by the Board under the Incentive Plan. Therefore, incentive compensation paid to executive officers for fiscal 1997 was based upon interpolated percentages of their base salaries established under the Incentive Plan for achievement of net income in the range between the threshold and target net income levels. For a further discussion of the Incentive Plan, see "Annual Incentive Plan."

  LONG-TERM INCENTIVE COMPENSATION

     In fiscal 1994, executive officers of the Company and the Bank were awarded restricted stock under the West Allis Savings Bank Management Recognition and Retention Plan ("MRP") and stock options under the Incentive Stock Option Plan in connection with the Conversion. The Bank established the MRP and the Incentive Stock Option Plan as a method of providing officers and employees of the Bank with a proprietary interest in the Company and to encourage such persons to remain with the Bank. All officers and employees of the Company are eligible to participate in the MRP and the Incentive Stock Option Plan. The restricted stock and option awards are designed to align the financial interests of the Company's executive officers more closely with the Company's shareholders. During fiscal 1997, non-qualifying stock options to purchase 8,000 shares of Common Stock were awarded to senior executive officers of the Company and the Bank.

  RETIREMENT AND OTHER BENEFITS

     In August 1992, the Bank and Mr. Smessaert entered into an Executive Employee Salary Continuation Agreement (the "Continuation Agreement") which provides for certain cash payments upon Mr. Smessaert's retirement. For a further description of the Continuation Agreement, see "Compensation of Executive Officers and Directors - Executive Employee Salary Continuation Agreement." Additional retirement and other benefits provided to executive officers, are the same as those benefits provided to all employees of the Bank, including participation in the ESOP, the West Allis Savings Bank 401(k) Plan (in which Mr. Smessaert does not participate) and comprehensive health insurance, life insurance and short-term and long-term disability insurance.

     Under the ESOP, benefits may be payable upon death, retirement, early retirement, disability or separation from service. Benefits may be paid either
in shares of Common Stock or in cash.   In connection with
the Conversion, the ESOP borrowed funds from the Company to purchase 126,500 shares of Common Stock, and collateral for the loan is the Common Stock purchased by the ESOP. On March 15, 1997, the Bank contributed $168,920 to the ESOP and allocations of shares of Common Stock were based upon compensation paid to participants for the year ended December 31, 1996.


  CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation paid to the President and Chief Executive Officer of the Company and the Bank, James D. Smessaert, during the fiscal year ended June 30, 1997 was consistent with the Company's overall executive compensation philosophy. Based upon the compensation philosophy of the Bank, Mr. Smessaert's base salary under his employment agreement was increased to $150,700 effective January 1, 1997. Bonus compensation paid to Mr. Smessaert for the fiscal year ended June 30, 1997 under the Incentive Plan totaled $35,704. In addition, Mr. Smessaert was granted options to purchase 3,000 shares of Common Stock under the Incentive Stock Option Plan during fiscal 1997.

                              PERFORMANCE GRAPH

     The following graph shows semi-annual comparisons of the Company's cumulative shareholder return on the Common Stock with (i) the cumulative total return on stocks included in the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") Stock Market Index (for United States companies) and (ii) the cumulative total return on stocks included in the SNL Thrift Index, published by SNL Securities, Charlottesville, Virginia, commencing on December 30, 1993, the date the Common Stock was issued, through June 30, 1997. The cumulative returns set forth below for each index assume the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends were paid on such securities during the applicable comparison period.


              COMPARISON OF SEMI-ANNUAL CUMULATIVE TOTAL RETURN
             AMONG THE COMPANY, NASDAQ STOCK MARKET (U.S.) INDEX
                           AND SNL THRIFT INDEX(1)
                                  [CHART]

                                               PERIOD ENDING
                               ---------------------------------------------
INDEX                          12/31/93   6/30/94  6/30/95  6/30/96  6/30/97
----------------------------------------------------------------------------
HALLMARK CAPITAL CORP.          100.00    151.56    168.75   187.50   267.19
NASDAQ - TOTAL US               100.00     91.32    121.89   156.50   190.32
SNL THRIFT INDEX                100.00    107.28    126.60   160.60   259.95

--------------

(1) Assumes $100.00 invested on December 30, 1993, and all dividends reinvested through the end of the Company's fiscal year on June 30, 1997. The Company did not pay dividends during the period from December 30, 1993 to June 30, 1997. The performance chart is based upon closing prices on the trading day specified, with the exception of the value of the Company's Common Stock on December 30, 1993 which is based upon the initial offering price of the Company's Common Stock of $8.00 per share.

     The Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement with any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

             INDEBTEDNESS OF MANAGEMENT AND CERTAIN TRANSACTIONS

     Current federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors of the Bank.

     The Bank's policy provides that all loans or extensions of credit to executive officers and directors are to be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans since the enactment of current laws were made by the Bank in the ordinary course of business and were not made with favorable terms nor involved more than the normal risk of collectibility or presented unfavorable features.

     The following table summarizes loans made by the Bank on preferential terms to executive officers, directors and their associates, prior to the enactment of current laws, whose aggregate indebtedness to the Bank exceeded $60,000 at any time since July 1, 1996. All loans or extensions of credit to executive officers, directors and their associates were current as of June 30, 1997.


                                                      LARGEST AMOUNT
                                                    OUTSTANDING DURING
                                         MATURITY     THE YEAR ENDED        BALANCE AT     INTEREST
    NAME                  DATE OF LOAN     DATE       JUNE 30, 1997       JUNE 30, 1997    RATE/TYPE
    ----                  ------------   --------   ------------------    -------------    ---------
Charles E. Rickheim  . .   09/09/88      10/01/18        125,654            123,033        6.47%/Adj.
 Director of the                                                                            Mortgage
 Company and
 Bank



     The Company and the Bank intend that all transactions in the future between the Company and the Bank and executive officers, directors, holders of 10% or more of the shares of any class of common stock of the Company and affiliates thereof, will contain terms no less favorable to the Company or the Bank than could have been obtained by them in arms' length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company or the Bank, as applicable, not having any interest in the transaction.


                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the shares of Common Stock outstanding, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based upon review of the information provided to the Company, the Company believes that during the fiscal year ended June 30, 1997, officers, directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements, with the exception of Ms. Nancy S. Hoelter who inadvertently failed to timely file a Form 4 with respect to the sale of 1,581 shares of Common Stock in February 1997, which subsequently was reported in May 1997.

              SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the fourth annual meeting of the shareholders of the Company, which is scheduled to be held in October 1998, must be received at the principal executive offices of the Company, 7401 West Greenfield Avenue, West Allis, Wisconsin 53214, Attention: Peter A. Gilbert, Corporate Secretary, no later than May 22, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Nothing in this section shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1997 Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article VII of the Company's Articles of Incorporation. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed by first class United States mail, postage prepaid, to the principal executive offices of the Company not later than the close of business on the tenth day following the day on which notice of such annual meeting is first given to shareholders. A shareholder's notice must set forth certain information in accordance with
Article VII of the Company's Articles of Incorporation. The advance notice must include the shareholder's name and address, as they appear on the Company's record of shareholders, the class and number of shares of the Company's Common Stock beneficially owned by such shareholder, a brief description of the proposed business, the reason for considering such business at the annual meeting and any material interest of the shareholder in the proposed business. In the case of nominations for elections to the Board of Directors, certain information regarding the nominee must be provided.

                       OTHER MATTERS WHICH MAY PROPERLY
                        COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.



                               BY ORDER OF THE BOARD OF DIRECTORS,



                               /s/ Peter A. Gilbert
                               --------------------------

West Allis, Wisconsin           Peter A. Gilbert
September 19, 1997              Executive Vice President and Corporate Secretary



--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

                                                                REVOCABLE PROXY


HALLMARK CAPITAL CORP.
7401 West Greenfield Avenue
West Allis, Wisconsin 53214

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HALLMARK
                                CAPITAL CORP.
       FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                               OCTOBER 30, 1997

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders (the "Annual Meeting") and the Proxy Statement and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. James D. Smessaert and Floyd D. Brink, directors of Hallmark Capital Corp. (the "Company"), to represent and to vote, as designated below, all the shares of common stock, $1.00 par value per share ("Common Stock"), of the Company held of record by the undersigned on September 12, 1997, at the Annual Meeting which will be held on October 30, 1997, at 7:00 p.m., Milwaukee, Wisconsin time, at the Pettit National Ice Center, 500 South 84th Street, West Allis, Wisconsin 53214, or any adjournments or postponements thereof.

        This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the matters listed. If any other business is presented at the Annual Meeting, this proxy will be voted by the Board of Directors of the Company in their best judgment. At the present time, the Board of Directors of the Company knows of no other business to be presented at the Annual Meeting.

Please mark your votes as in this example: /X/





           - DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED -
--------------------------------------------------------------------------------


                  HALLMARK CAPITAL CORP. 1997 ANNUAL MEETING

1.  ELECTION OF DIRECTOR:         JAMES D. SMESSAERT                    / / FOR the               / / WITHHOLD AUTHORITY
                                                                            nominee listed to         to vote for the nominee
                                                                            the left.                 listed to the left.

2.  Approval of an Amendment to the Hallmark Capital Corp. 1993         / / FOR       / /  AGAINST       / / ABSTAIN
    Incentive Stock Option Plan.

3.  Approval of an Amendment to the Hallmark Capital Corp. 1993         / / FOR       / /  AGAINST       / / ABSTAIN
    Stock Option Plan for Outside Directors.

4.  Ratification of the appointment of KPMG Peat Marwick LLP
    as Independent Auditors of the Company for the fiscal year          / / FOR       / /  AGAINST       / / ABSTAIN
    ending June 30, 1998.

5.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual
    Meeting or any adjournments or postponements thereof.

 Address Change?                               Date ___________________________                   NO. OF SHARES
 MARK BOX                  / /
 Indicate changes below:


                                                                                     _________________________________________
                                                                                    |                                        |
                                                                                    |________________________________________|

                                                                                    SIGNATURE(S) IN BOX
                                                                                    IMPORTANT:  Please sign your name exactly as it
                                                                                    appears hereon.  When signing as an attorney,
                                                                                    administrator, agent, corporation, officer,
                                                                                    executor, trustee, guardian or similar position,
                                                                                    please add your full title to your signature.
                                                                                    If shares of common stock are held jointly, each
                                                                                    holder may sign but only one signature is
                                                                                    required.

HALLMARK CAPITAL CORP.
7401 WEST GREENFIELD AVENUE                                    REVOCABLE PROXY
WEST ALLIS, WISCONSIN 53214



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF HALLMARK CAPITAL CORP.

              FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 30, 1997

     The undersigned hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders (the "Annual Meeting") and the Proxy Statement and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. James D. Smessaert and Floyd D. Brink, directors of Hallmark Capital Corp. (the "Company"), to represent and to vote, as designated below, all the shares of common stock, $1.00 par value per share ("Common Stock"), of the Company held of record by the undersigned on September 12, 1997, at the Annual Meeting which will be held on October 30, 1997, at 7:00 p.m., Milwaukee, Wisconsin time, at the Pettit National Ice Center, 500 South 84th Street, West Allis, Wisconsin 53214, or any adjournments or postponements thereof.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the matters listed. If any other business is presented at the Annual Meeting, this proxy will be voted by the Board of Directors of the Company in their best judgment. At the present time, the Board of Directors of the Company knows of no other business to be presented at the Annual Meeting.


Please mark your votes as in this example:  [X]






              - DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED -
-------------------------------------------------------------------------------


                                      ESOP

                   HALLMARK CAPITAL CORP. 1997 ANNUAL MEETING

1.  ELECTION OF DIRECTOR:    JAMES D. SMESSAERT          / / FOR the               / / WITHHOLD AUTHORITY
                                                             nominee listed to         to vote for the nominee
                                                             the left.                 listed to the left.

2.  Approval of an Amendment to the Hallmark
    Capital Corp. 1993 Incentive Stock Option Plan.      / / FOR       / / AGAINST       / / ABSTAIN

3.  Approval of an Amendment to the Hallmark
    Capital Corp. 1993 Stock Option Plan for
    Outside Directors.                                   / / FOR       / / AGAINST       / / ABSTAIN

4.  Ratification of the appointment of KPMG Peat
    Marwick LLP as Independent Auditors of the
    Company for the fiscal year ending
    June 30, 1998.                                       / / FOR       / / AGAINST       / / ABSTAIN

5.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual
    Meeting or any adjournments or postponements thereof.

 Address Change?                             Date______________________                NO. OF SHARES
 MARK BOX                /  /
 Indicate changes below:


                                                                        ___________________________________________
                                                                        |                                         |
                                                                        |_________________________________________|

                                                                        SIGNATURE(S) IN BOX
                                                                        IMPORTANT:  Please sign your name exactly as it
                                                                        appears hereon. When signing as an attorney,
                                                                        administrator, agent, corporation, officer,
                                                                        executor, trustee, guardian or similar position, please
                                                                        add your full title to your signature. If shares of
                                                                        common stock are held jointly, each holder may sign but
                                                                        only one signature is required.
